UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 23, 2005
APPLICA INCORPORATED

(Exact name of Registrant as specified in its charter)
Commission File Number 1-10177

Florida	59-1028301

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

3633 Flamingo Road, Miramar, Florida	33027

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (954) 883-1000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Exhibit Index
Second Amended & Restated Credit Agreement
Amended & Restated Security Agreement
Amended & Restated Stock Pledge Agreement
Amended & Restated Continuing Guaranty Agreement
Press Release

Item 1.01. Entry into a Material Definitive Agreement.
     On December 23, 2005 Applica Incorporated and certain of its subsidiaries amended and restated its senior credit facility. The interest rate margins for the facility were lowered and the facility was reduced to $125 million from $175 million to eliminate unused capacity. In addition, the required minimum average monthly availability was lowered by $15 million and the daily availability block was lowered by $10 million, providing Applica with additional liquidity. In consideration of the amendment, Applica paid its bank group a fee of $625,000.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.
     A copy of the Second Amended and Restated Credit Agreement among Applica Incorporated, each of its subsidiaries party thereto, each of the lenders party thereto, Bank of America, N.A., as agent, General Electric Capital Corporation, as documentation agent, and Wachovia Bank National Association, as syndication agent, dated December 23, 2005 is attached as Exhibit 10.1 to this report.
     A copy of the Amended and Restated Security Agreement among Applica Incorporated, each of its subsidiaries party thereto, and Bank of America, N.A., as agent, dated December 23, 2005 is attached as Exhibit 10.2 to this report.
     A copy of the Amended and Restated Stock Pledge Agreement among Applica Incorporated, each of its subsidiaries party thereto, and Bank of America, N.A., as agent, dated December 23, 2005 is attached as Exhibit 10.3 to this report.
     A copy of the Amended and Restated Continuing Guaranty Agreement among Applica Incorporated, each of its subsidiaries party thereto, and Bank of America, N.A., as agent, dated December 23, 2005 is attached as Exhibit 10.4 to this report.
     On December 23, 2005, Applica issued a press release announcing it entered into the amended and restated credit facility. A copy of the press release is attached as Exhibit 99 to this report.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 23, 2005	Applica Incorporated
	By:	/s/ Terry Polistina
Terry Polistina, Senior Vice President and Chief
Financial Officer of Applica Incorporated

Exhibit Index

Exhibit No.	Description

10.1	Second Amended and Restated Credit Agreement among Applica Incorporated, each of its subsidiaries party thereto, each of the lenders party thereto, Bank of America, N.A., as agent, General Electric Capital Corporation, as documentation agent, and Wachovia Bank National Association, as syndication agent, dated December 23, 2005

10.2	Amended and Restated Security Agreement among Applica Incorporated, each of its subsidiaries party thereto, and Bank of America, N.A., as agent, dated December 23, 2005

10.3	Amended and Restated Stock Pledge Agreement among Applica Incorporated, each of its subsidiaries party thereto, and Bank of America, N.A., as agent, dated December 23, 2005

10.4	Amended and Restated Continuing Guaranty Agreement among Applica Incorporated, each of its subsidiaries party thereto, and Bank of America, N.A., as agent, dated December 23, 2005

99	Applica Incorporated Press Release dated December 23, 2005